UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2007
Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)
Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)
Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02 000-23108 033-54804	51-0020270

(State of Organization)	(Commission File Numbers)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURES
INDEX TO EXHIBITS
Class C(2007-2) Terms Document
Class B(2007-2) Terms Document

Item 8.01 Other Events
     Class C(2007-2) Notes. On August 31, 2007, Discover Card Execution Note Trust entered into the Class C(2007-2) Terms Document, dated as of August 31, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee.
     Class B(2007-2) Notes. On August 31, 2007, Discover Card Execution Note Trust entered into the Class B(2007-2) Terms Document, dated as of August 31, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee.
     Unregistered Sale of Class B(2007-2) Notes and Class C(2007-2) Notes. On August 31, 2007, Discover Card Execution Note Trust sold $115,000,000 principal amount of the DiscoverSeries Class B(2007-2) Notes and $200,000,000 principal amount of the DiscoverSeries Class C(2007-2) Notes in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended. The DiscoverSeries Class B(2007-2) Notes and the DiscoverSeries Class C(2007-2) Notes were sold at par value for cash, with no applicable underwriting discounts or commissions. In connection with this issuance, the investor interest in receivables represented by the collateral certificate issued by the Discover Card Master Trust I that secures the DiscoverSeries Notes was increased by $315,000,000. Discover Card Execution Note Trust paid the net proceeds from the issuance to Discover Bank in exchange for the increase in the investor interest in receivables represented by the collateral certificate.
Item 9.01 Exhibits

Exhibit No.	Description	Page
4.1	Class C(2007-2) Terms Document, dated as of August 31, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

4.2	Class B(2007-2) Terms Document, dated as of August 31, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: August 31, 2007	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page
4.1	Class C(2007-2) Terms Document, dated as of August 31, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

4.2	Class B(2007-2) Terms Document, dated as of August 31, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.